FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income and Expenses [Abstract]
Interest income	$ 2,194	$ 4,057	$ 4,605
Financial expense related to the Convertible Senior Notes (Note 16)	(4,229)	(868)	0
Exchange rate loss, net	(948)	(2,172)	(1,428)
Bank charges	(150)	(91)	(99)
Total	$ (3,133)	$ 926	$ 3,078